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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2004

                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-24710                  52-1700207
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY                 10020
      (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (212) 584-5100

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Item 5. Other Events.

     On April 21, 2004, we reported our financial and operating results for the quarter ended March 31, 2004. These results are discussed in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

     The Exhibit Index attached hereto is incorporated herein.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SIRIUS SATELLITE RADIO INC.


                                        By: /s/ Patrick L. Donnelly
                                            ------------------------------------
                                            Patrick L. Donnelly
                                            Executive Vice President,
                                            General Counsel and Secretary

Dated: April 21, 2004


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                                  EXHIBIT INDEX

Exhibit                         Description of Exhibit
-------                         ----------------------
 99.1     Press Release dated April 21, 2004.


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                         STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as................... 'r'